                                                                   Exhibit 10(b)

                        R. R. DONNELLEY & SONS COMPANY
                             STOCK OPTION AGREEMENT
                             ----------------------
                                (Premium Option)

          R. R. Donnelley & Sons Company, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1995 Stock Incentive Plan, which was approved by the stockholders on March 23, 1995 (herein called the "Plan"), hereby grants to William L. Davis (herein called "Optionee"), as of March 18, 1997 (herein called the "Option Date"), an option (herein called the "Option") to purchase from the Company 500,000 shares of common stock of the Company, par value $1.25 per share (herein called "Common Stock"), at a price of $45.1875 per share (the "Exercise Price"), to be exercisable during the term commencing on the date hereof and ending on March 17, 2007 (herein called the "Option Term"), but only upon the following terms and conditions:

          1. The Option may be exercised, in whole or in part, from time to time, during the Option Term only in accordance with the following conditions and limitations:

          (a) Except as provided in Section 5 hereof, Optionee must, at any time the Option becomes exercisable and at any time the Option is exercised, have been continuously in the employment of the Company since the date hereof. Leave of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Committee administering the Plan shall not be deemed terminations of employment or interruptions of continuous service.

          (b) Subject to Section 5 hereof, the Option shall become exercisable as follows:

                    (1) In the event the Current Market Value (as hereinafter defined) of the Common Stock equals or exceeds the Exercise Price on each trading day for any period of 10 consecutive trading days during the six-year period commencing on the date hereof and ending on March 17, 2003, the Option shall become exercisable with respect to all of the shares of Common Stock subject to the Option upon the later of March 18, 2000 and 11:59 p.m. on the date upon which such condition is satisfied. "Current Market Value" of the Common Stock on a specified trading date shall be determined by reference to the average of the high and low transaction prices in trading of the Common Stock on such date as reported in the New York Stock Exchange-Composite Transactions.

                    (2) Notwithstanding the foregoing subsection (b) (1), if, while the Option is outstanding and unexercisable, a Change in Control (as defined in Section 4(e) of Optionee's Employment Agreement with the Company, dated as of March 18, 1997 (the "Employment Agreement")) occurs, the Option shall be fully and immediately exercisable with respect to all of the shares of Common Stock subject to such portion of the Option and shall continue to be exercisable for the full Option Term.

          (c) Notwithstanding any other provision in this Agreement, if, while the Option is outstanding, a Change in Control occurs, then, during the period beginning on the date on which the Change in Control occurs and ending at 11:59 p.m. on the 60th day thereafter, the Optionee may, in his discretion, elect to (i) cancel the portion of the Option that Optionee then holds and (ii) receive, as of the date of the Change in Control, an option (a "Replacement Option") to purchase from the Company, at a price of $30.125 per share, the number of shares of Common Stock (rounded up to the nearest whole share) determined by multiplying (A) all of the number of shares of Common Stock subject to the portion of the Option that Optionee holds as of the date that Optionee's election to receive the Replacement Option is received by the Company in accordance with Section 14 by (B) .466 (four hundred sixty-six thousandths). The agreement evidencing the Replacement Option shall be in the form of Exhibit A to this Agreement.

          (d)  No fractional shares may be purchased at any time.

          (e) If the Option is not exercisable on or prior to March 17, 2003, the Option shall be cancelled as of 11:59 p.m. on March 17, 2003.

          2. Subject to the limitations herein set forth, the Option may be exercised by delivery of written notice to the Company specifying the number of shares of Common

Stock to be purchased and accompanied by payment in full (or arrangement made for such payment to the Company's satisfaction) of the Exercise Price multiplied by the number of shares of Common Stock to be purchased (the "Aggregate Exercise Price"). No shares of Common Stock may be purchased under the Option unless Optionee, or in the event of Optionee's death, Optionee's executor, administrator or personal representative or Optionee's beneficiary designated pursuant to the Beneficiary Designation Form attached hereto as Exhibit B (herein called a "Beneficiary") shall pay to the Company such amount as the Company is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of Common Stock pursuant to the Option.

          The Aggregate Exercise Price and any federal, state, local and other taxes required to be withheld in connection with such exercise may be paid (i) in cash, (ii) by delivering previously owned whole shares of Common Stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for which Optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value (as hereinafter defined) equal to the Aggregate Exercise Price and such amount of tax, (iii) with respect to taxes only, by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having a Fair Market Value equal to such amount of tax, or (iv) in a combination thereof. Payment of the Aggregate Exercise Price and such tax, or any part thereof, in previously owned shares of Common Stock shall not be effective unless Optionee delivers one or more stock certificates

(or otherwise delivers shares of Common Stock to the reasonable satisfaction of the Company) representing shares having a Fair Market Value on the date of exercise equal to or in excess of the Aggregate Exercise Price and such tax, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the Company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of Common Stock to the reasonable satisfaction of the Company) representing shares in excess of the number required to cover the Aggregate Exercise Price and such tax, a certificate (or other reasonably satisfactory evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the "Fair Market Value" of the Common Stock on a specified date shall be as determined on a reasonable basis by the Committee administering the Plan by reference to the price of the Common Stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no trading in the Common Stock occurred on such date, then on the next preceding date when such trading occurred.

          3.   Upon exercise of the Option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver or cause to be delivered a certificate (or other reasonably satisfactory evidence of ownership) representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the Option only with respect to shares purchased upon exercise of all or part of the Option and as to which Optionee becomes a stockholder of record.

          5. If Optionee's employment with the Company is terminated by death, by Disability, by the Company without Cause, by Optionee for Good Reason, by retirement on or after age 65 or by retirement on or after age 55 with the Company's consent (which consent shall not be unreasonably withheld), this Option shall immediately become exercisable and vested in full and shall continue to be exercisable for the full Option Term. If Optionee's employment with the Company is terminated for any reason not referred to in the previous sentence, then no portion of the Option may be exercised more than 90 days after such termination except as otherwise provided in Section 1(b)(2). As used in this Agreement, the terms "Cause," "Good Reason" and "Disability" shall have the meaning set forth in the Employment Agreement.

          6. The Option may not be transferred by Optionee other than (i) by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in an amendment to this Agreement. During Optionee's lifetime, the Option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person. Except as permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

          7. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the Option and the Exercise Price shall be appropriately adjusted by the Committee without an increase in the Aggregate Exercise Price, other than an increase resulting from rounding, so as to prevent dilution of the economic opportunity and value represented by the Option. Notwithstanding the preceding sentence, in the event of any merger, consolidation or other transaction (i) in which the Company is not the surviving entity or the Company becomes a subsidiary of another entity and (ii) following which the surviving entity or its parent, or, if the Company survives as a subsidiary of another entity, then such other entity or its parent, has publicly-traded equity securities issued and outstanding, the Company shall use its reasonable best efforts to provide that the Option shall (at the election of Optionee) be replaced in whole or in part by a new option that (x) is exercisable for publicly-traded equity securities of the surviving entity (or of the parent of the surviving entity or of the parent of the Company as the case may be) and (y) provides terms, conditions and an after-tax economic opportunity (including, without limitation, an aggregate spread value) no less favorable than did the Option prior to such transaction. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value of the Common Stock on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding the amount and timing of any adjustment pursuant to this Section 7 shall be final, binding and conclusive.

          8. For purposes of this Agreement, employment by the Company shall be deemed to include employment by a corporation which is a majority-owned subsidiary of the Company, employment by an entity (for example, a partnership) which is, directly or indirectly, wholly-owned by the Company and employment by any corporation which succeeds to the obligations of the Company hereunder pursuant to Section 7 hereof or Section 19 of the Employment Agreement.

          9. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the Option or the delivery or purchase of shares thereunder, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

          10. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the Option, subject to Section 13 of the Employment Agreement. This Agreement and the Option are subject to the provisions of the Plan and of the Employment Agreement and shall be interpreted in accordance therewith.

          11. This Agreement shall not be construed as an employment contract and does not give Optionee any right to continued employment by the Company or any affiliate of the Company, and the fact that the termination of Optionee's employment occurs during the Option Term shall in no way be construed as giving Optionee the right to continue in the Company's or any such affiliate's employ.

          12. The Option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

          13. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall acquire any rights in the Option.

          14. Any notice, including a Beneficiary Designation Form, a notice of exercise of the Option and a notice of election to receive the Replacement Option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West

Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of the Company or Optionee hereafter to designate in writing to the other some other address. Any such notice to the Company shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service; provided, however, that if any notice is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

          15. The Option, this Agreement, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

          IN WITNESS WHEREOF, R. R. Donnelley & Sons Company has caused this instrument to be executed as of the day and year first above written.


                              R. R. DONNELLEY & SONS COMPANY


                              By:     /s/ John M. Richman
                                 ------------------------------------
                                      Name:  John M. Richman
                                      Title:  Acting Chairman and CEO



The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned this 18th day of
March, 1997



 /s/ William L. Davis
--------------------------------
Name:  William L. Davis